2016 First Quarter Investor Presentation Exhibit 99.1

CAUTIONARY STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT Any statements contained in this investor presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters, are forward- looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 under the heading "Risk Factors", the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF's loan, lease, investment, securities held to maturity and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF's loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF's deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, use by municipalities of eminent domain on property securing troubled residential mortgage loans, or imposition of underwriting or other limitations that impact the ability to offer certain (continued)2

CAUTIONARY STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT (cont) variable-rate products; changes affecting customer account charges and fee income, including changes to interchange rates; regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF; changes to bankruptcy laws which would result in the loss of all or part of TCF's security interest due to collateral value declines; deficiencies in TCF's compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF's ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF's ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF's ability to predict customer behavior and the impact on TCF's fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF's supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF's growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF's balance sheet through new or expanded programs or opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change, including the failure to develop and maintain technology necessary to satisfy customer demands; ability to attract and retain employees given competitive conditions. Litigation Risks. Results of litigation or government enforcement actions, including class action litigation or enforcement actions concerning TCF's lending or deposit activities, including account opening/origination, servicing practices, fees or charges, employment practices, or checking account overdraft program "opt in" requirements; and possible increases in indemnification obligations for certain litigation against Visa U.S.A.  Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF's fiduciary responsibilities. 3

Corporate Profile

At March 31, 2016

- $21.3 billion national bank holding company headquartered in Minnesota
  - 47th largest publicly-traded U.S. based bank holding company by asset size[1]
- 376 bank branches in eight states
- Approximately 147,300 small business banking relationships:
  - 70,500 checking accounts
  - 76,800 lending relationships
- Average loan and lease portfolio makes up 85% of average total assets
- Tangible common equity ratio of 8.78%[2]
- Tangible book value (TBV) per common share of $10.85[2]
- Return on average tangible common equity (ROATCE) of 9.57%[3]

A WELL-DIVERSIFIED EARNING ASSET PORTFOLIO…



($ millions)
Securities & Other 8%
$1,617
Consumer Real Estate & Other (First Mortgages) 13%
$2,540
1Q16 Yield of 4.80%
Consumer Real Estate (Junior Liens) 14%
$2,729
Auto Finance 14%
$2,787
Leasing & Equipment Finance 21%
$4,006
Commercial 16%
$3,114
Inventory Finance 14%
$2,677

…FUNDED BY A LOW COST DEPOSIT BASE



($ millions)
CDs 25%
$4,267
Savings 27%
$4,742
1Q16 Rate of 0.36%
Money Market 15%
$2,539
Checking 33%
$5,764

4

[1] Source: SNL Financial (December 31, 2015)
[2] See "Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share" slide
[3] YTD; see "Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity" slide

Diversification – Focus on national versus footprint lending increases quality and diversification of portfolio Profitable Growth – Strong origination, loan sale and securitization capabilities drive loan growth and revenue diversification with a continued high net interest margin Operating Leverage – Focus on improving operating leverage following recent build-out of key functions Core Funding – Maintain sufficient funding sources to support loan and lease growth Strategic Pillars 5 1 2 3 4 Execution under a strong enterprise risk management and credit culture

TCF 1Q161 Peer Group 4Q15 Average1,2,3 TCF BUSINESS MODEL ATTRIBUTES Revenue as a % of average assets 6.20% 4.25% • Exceptional revenue generation capabilities through diverse sources including net interest income, banking fees and lending fees • Emphasis on generating profitable growth Yield on loans and leases4 4.89% 4.32% • Strong execution on pricing allows for growth with consistent yields without expanding the credit box • Niche lending businesses benefit yield in a competitive environment Loans and leases as a % of average assets 84.8% 65.6% • Unique mix of loan and lease businesses provide ample and flexible origination capabilities • Organic loan and lease growth opportunities can be achieved by maintaining discipline on price, structure and credit quality Insured deposits as a % of total deposits6 94% 62% • Insured deposits provide a competitive advantage in a rising interest rate environment from a pricing and balance perspective • Preferred deposit composition primarily made up of low balance, retail deposits which have the highest liquidity value Net charge-offs (%) 0.27% 0.21% • Legacy first mortgage portfolio continues to be a driver of net charge-offs • Growing wholesale portfolio with strong credit quality, 6 bps of net charge-offs in 1Q16, having a stronger influence on credit quality Well Positioned for Future Success 6 1 Annualized 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial) 3 Excluding non-recurring items for non-interest income and revenue 4 Presented on a fully tax-equivalent basis 5 Includes loans held for sale 6 Based on consolidated bank level deposit data 5

First Quarter 2016 Highlights – Revenue

Strategic Pillars

- Diversification 1
- Profitable Growth 2

Revenue up 6.6% YoY



Non-interest Income
Net Interest Income
($ millions)
Net Interest Margin[1]
350
300
250
200
150
100
50
0
$304
$319
$318
$321
$324
$101
$113
$112
$116
$113
4.50%
4.44%
4.40%
4.35%
4.37%
$203
$206
$206
$205
$211
5.25%
5.00%
4.75%
4.50%
4.25%
4.00%
3/15
6/15
9/15
12/15
3/16

1Q16 revenue and net interest margin impacted by:

- Expected seasonally higher average loan balances in the inventory finance portfolio and higher average loan balances in the auto finance portfolio due to maturation of the business model
- Higher promotional rates paid on certificates of deposit
- Increased gains on sales of loans and growth in servicing fee income
- Decreased fees and service charges due to seasonality, as well as higher average checking account balances per customer

REVENUE DIVERSIFICATION

Interest Income[2]

$234 million



Securities 3%
Investments and other 1%
Loans and leases held for sale 4%
Consumer real estate & other (first mortgages) 15%
Inventory finance 15%
Consumer real estate (junior liens) 17%
Commercial 14%
Auto finance 12%
Leasing and equipment finance 19%

Non-interest Income

$113 million



Servicing fee income 8%
Other 2%
Gains on sales of auto loans, net 11%
Fees and service charges 29%
Gains on sales of consumer real estate loans, net 8%
Leasing and equipment finance 25%
Card revenue 12%
ATM revenue 5%

7

[1] Annualized
[2] Interest income presented on a fully tax-equivalent basis

KEY DRIVERS • Business model requires higher compensation and employee benefits expense to originate and service loans and leases • Average loan and lease portfolio makes up 85% of total average assets • Serviced for others portfolio expense offset in revenue • Business model emphasizes small transaction sizes to mitigate credit exposure • Compensation and employee benefits expense increased on a linked quarter basis primarily due to seasonality of payroll taxes, higher incentives based on production results and non- recurring items in Q4 2015 8 Expense as % of Total Avg Assets & Avg Serviced for Others Portfolio1: 3.94% 3.78% 3.73% 1 Annualized Total Avg Assets & Avg Serviced for Others Portfolio: $23,051 $23,579 $23,857 $24,371 3.65% $25,317 3.61% Non-interest Expense 250 200 150 100 50 0 3/15 6/15 9/15 12/15 3/16 $116 $116 $117 $109 $124 $103 $98 $96 $100 $94 $8 $9 $9 $14 $10 Compensation & Employee Benefits Foreclosed Real Estate and Other Credit Cost Compensation & Employee Benefits 350 300 250 200 150 100 50 0 $ (M ill io ns ) 6/14 9/14 12/14 3/15 6/15 ($ millions) Operating Lease Depreciation Other (including FDIC Insurance, Advertising & Marketing, Occupancy & Equipment, Foreclosed Real Estate and Other Credit Costs) Compensation & Employee Benefits $227 $223 $222 $223 $228 Efficiency Ratio: 74.6% 69.8% 70.0% 69.3% 70.4% Strategic Pillars Profitable Growth 2 Operating Leverage 3 Non-interest expense up 0.7% YoY

Achieving Higher Credit Quality Loan Growth via National Lending 9 FOOTPRINT LENDING Loan growth requires originations up and down the entire credit box with potential concessions on pricing and terms NATIONAL LENDING Ability to profitably grow loans through originations at the top of the credit box across all geographies Higher Credit Quality Lower Credit Quality Geographic Exposure Marketplace Origination Opportunities IL, MN, MI, CO, WI, AZ, SD, IN Other States and Canada Strategic Pillars Diversification 1 Profitable Growth 2

PROVISION FOR CREDIT LOSSES 30 20 10 0 3/15 6/15 9/15 12/15 3/16 $13 $13 $10 $18 $19 1 Excludes acquired portfolios and non-accrual loans and leases 2 Annualized ($ millions) Stable Credit Performance 10 0.30% 0.20% 0.10% 0.00% 3/15 6/15 9/15 12/15 3/16 0.14% 0.10% 0.17% 0.11% 0.10% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 3/15 6/15 9/15 12/15 3/16 0.28% 0.41% 0.23% 0.29% 0.27% 400 300 200 100 0 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 3/15 6/15 9/15 12/15 3/16 1.66% 1.56% 1.53% 1.43% 1.35% ($ millions) 2 60+ DAY DELINQUENCIES1 NET CHARGE-OFF RATIO NON-PERFORMING ASSETS Other Real Estate Owned Non-accrual Loans & Leases NPAs/Loans & Leases and Other Real Estate Owned $285 $264 $265 $250 $241 Strategic Pillar Diversification 1

11 12/12 12/13 12/14 12/15 3/16 10% 20% 22% 8% 16% 24% 11% 19% 23% 12% 16% 19% 13% 18% 23% 15% 16% 15% • Year-over-year loan and lease growth of 4.7% • Loan and lease growth flexibility as first quarter annualized growth would have been 28% if all loans were held on the balance sheet • Inventory finance and auto finance portfolios accounted for 31% of total loans and leases compared to 14% at year end 2012 • Consumer real estate first mortgage lien balances accounted for 14% of total loans and leases compared to 27% at year end 2012 • No single asset class greater than 25% of the total portfolio 55% Wholesale 45% Consumer Loan and Lease Portfolio 11 ($ millions) 10% 22% 21% 4% 16% 27% Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate - Junior Lien Consumer Real Estate & Other - First Mortgage $17,436 $16,402 $15,847 $15,426 $17,853 15% 18% 22% 16% 15% 14% Strategic Pillar Diversification 1

• Organic opportunities to profitably grow the loan and lease portfolio can be achieved by maintaining discipline on price, structure and credit quality • Loan and lease originations have been very consistent, averaging $3.9 billion over the last 5 quarters • Inventory Finance origination levels impacted by the high velocity of fundings and repayments with dealers • Asset classes have different levels and timing of origination seasonality Diverse Loan and Lease Origination Capabilities 12 Strategic Pillars Diversification 1 Profitable Growth 2 ($ millions) Inventory Finance Leasing & Equipment Finance1 Commercial Auto Finance Consumer Real Estate 4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 0 3/15 6/15 9/15 12/15 3/16 $502 $714 $654 $567 $482 $766 $794 $788 $807 $915 $374 $484 $527 $584 $415 $425 $428 $458 $564 $415 $1,497 $3,564 $1,526 $3,946 $1,470 $3,897 $1,323 $3,845 $1,805 $4,032 1 Includes operating leases Loan and lease originations up 13.1% YoY

Other Auto Consumer Real Estate & Other Consumer 1,000 800 600 400 200 0 3/15 6/15 9/15 12/15 3/16 ($ millions) • Core competency since 4Q11 • Provides flexibility to the organization: • Diversifies areas of product and geographic concentration • Supports capital and liquidity • Provides additional revenue source • Sold $444.3 million of auto loans in 1Q16 resulting in a gain of $12.2 million • Sold $321.4 million of consumer real estate loans in 1Q16 resulting in a gain of $10.1 million 1 Includes correspondent lending first mortgage sales of $79.1 million in 1Q16, $76.8 million in 4Q15, $76.7 million in 3Q15, $74.5 million in 2Q15 and $61.8 million in 1Q15 Loan and Lease Sales and Revenue 13 1 $819 $482 $703 $673 $777 40 30 20 10 0 3/15 6/15 9/15 12/15 3/16 $22 $30 $26 $25 $30 LOAN AND LEASE SALES IMPACT ON REVENUE Servicing Fee Income Gains on Sales of Auto Loans, Net Gains on Sales of Consumer Real Estate Loans, Net Strategic Pillars Diversification 1 Profitable Growth 2

Servicing Fee Income Serviced for Others Portfolio Portfolio Loans and Leases & Loans and Leases Held for Sale • Serviced for others portfolio primarily includes auto loans and consumer real estate loans sold with servicing rights retained by TCF • Serviced for others portfolio contributes to revenue through gains on sales of loans and servicing fees: • $777.1 million of loan sales for a gain of $22.4 million in 1Q16 • Steady growth of servicing fee income is a growing proportion of loan sale revenue Serviced for Others Portfolio $4.5 billion Portfolio Loans and Leases & Loans and Leases Held for Sale1 $18.2 billion 1 Includes operating leases Managed Portfolio 24,000 22,000 20,000 18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 10.0 8.0 6.0 4.0 2.0 0.0 3/15 6/15 9/15 12/15 3/16 $7.3 $7.2 $8.0 $8.6 $8.9 1 ($ millions) ($ millions) $20,881 $21,050 $21,512 $21,988 $22,711 14 Strategic Pillars Profitable Growth 2 Operating Leverage 3

• Competitive marketplace; TCF continues to focus on niche lending markets • Disciplined pricing; strong execution on pricing allows for maintained yields while still growing the portfolio UTILIZE DIVERSE LENDING MIX TO REMAIN COMPETITIVE DESPITE LOW RATE ENVIRONMENT 15 1 Annualized and presented on a fully tax-equivalent basis 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion as of December 31, 2015 that have reported loan and lease yields for the past four quarters, includes loans held for sale (source: SNL Financial) N.A. Not available 1Q15 2Q15 3Q15 4Q15 1Q16 Consumer Real Estate: First mortgage liens 5.57% 5.29% 5.28% 5.31% 5.40% Junior liens 5.63 5.58 5.51 5.54 5.67 Commercial 4.37 4.30 4.26 4.40 4.30 Leasing & Equipment Finance 4.66 4.66 4.59 4.55 4.47 Inventory Finance 5.71 5.61 5.83 5.66 5.68 Auto Finance 4.18 4.11 4.13 4.17 4.14 Total Loans and Leases 5.00 4.90 4.88 4.89 4.89 Peer Group2 Average 4.39 4.38 4.38 4.32 N.A. Loan and Lease Yields1 Strategic Pillar Profitable Growth 2

6,000 4,000 2,000 0 12/12 12/13 12/14 12/15 3/16 $563 $1,319 $2,044 $2,794 $2,931 $720 $1,104 $1,785 $2,187 $2,365 Auto Finance At March 31, 2016 16 • Originate and service used and new retail auto loans acquired through franchised and independent dealers across the country • Experienced management team • More than 12,300 active dealer relationships • Loan sales of $444.3 million in 1Q16 resulting in gains of $12.2 million • Loan servicing fees of $7.1 million in 1Q16 Auto $2.8 billion (16% of total loans and leases) • 4.14% quarterly average yield1 • Over 60-days delinquency rate of 0.09%2 • Net charge-off (%): 2014 2015 1Q163 0.66% 0.68% 0.81% • Sell lower FICO score loans, but retain servicing of loans sold • Average held for investment portfolio FICO score of 724 at origination 1 Annualized on a tax-equivalent basis 2 Excludes non-accrual loans and acquired loans 3 Annualized ($ millions) Used Auto 76% New Auto 24% YTD Originations # of employees $1,205 $1,947 $2,796 $3,156 $915 400 623 797 966 982 $1,283 $2,423 $3,829 $4,981 $5,296 Serviced for Others Portfolio Portfolio Loans and HFS

Auto Finance – A Disciplined Approach Ability: • Household Income • Debt-to-Income (DTI) • Payment-to-Income (PTI) • Loan-to-Value (LTV) • Mortgage – ARM or Fixed Credit: • Years of Credit History • Number of Trade Lines • Past Auto Payment History • 30-60-90 Day Derogatory • Bankruptcies, Repossessions & Judgments • Credit Limits Stability: • Duration in Job • Duration in Industry • Type of Housing • Duration at Residence • Buyer / Co-Buyer • Down Payment Amount • Auto Payment History • The auto finance industry has relied heavily on FICO scores to optimize automated decision engines to provide credit • TCF instead leverages FICO scores to assist in the overall underwriting processes, with a focus on ability, stability and credit • Dealers can game the system if decisions are solely made on FICO score-card based models • TCF growth attributable to expansion of dealer relationships from nearly 6,200 in 2012 to over 12,300 in 2016 through investment in sales and credit teams utilizing this disciplined approach • Investment in infrastructure along with consistent underwriting have driven origination growth from $362 million1 in 4Q12 to $915 million1 in 1Q16 1 Includes loans held for investment and loans held for sale 2 Includes loans held for investment A common sense, back-to-basics, consistent underwriting approach drives superior results across all tiers of the consumer credit spectrum Origination Attributes2 4Q12 1Q16 Average FICO 727 724 Weighted Average Original Term (months) 67 68 17

First Mortgages 48% Junior Liens 52% 8,000 6,000 4,000 2,000 0 12/12 12/13 12/14 12/15 3/16 $4,240 $3,766 $3,143 $2,636 $2,527 $2,435 $2,573 $2,543 $2,839 $2,790 $625 $1,401 $1,816 $1,911 18 1 Includes $25 million serviced for others portfolio 2 Annualized on a fully tax-equivalent basis 3 Excludes non-accrual loans and acquired loans 4 Annualized • 45% fixed-rate, 55% variable-rate • Average FICO score of the consumer real estate portfolio: • At origination – 734; updated 1Q16 – 730 • Loan sales of $321.4 million in 1Q16 resulting in gains of $10.1 million • Loan servicing fees of $1.2 million in 1Q16 Consumer Real Estate $5.3 billion (Junior liens and First mortgages are 15% and 14% of total loans and leases, respectively) ($ millions) Consumer Real Estate At March 31, 2016 Total Portfolio Loans and HFS $6,675 $6,339 $5,686 $5,475 $5,317 YTD Originations $1,196 $1,676 $1,770 $2,437 $482 First Mortgages (Portfolio Loans and HFS) Junior Liens (Portfolio Loans and HFS) Serviced for Others Portfolio • Quarterly average yields2: 5.82% fixed-rate, 5.32% variable-rate • Over 60-days delinquency rate of 0.20%3 • Net charge-off (%): 2014 2015 1Q164 First mortgages 1.18% 0.62% 0.55% Junior liens 0.55% 0.30% 0.17% • 58% of loan balances originated since January 1, 2009, with 1Q16 net charge-offs of less than 0.01%4 on those loans • $631.6 million in junior lien HELOCs with interest-only revolving draws and no defined amortization period, 18.2% mature prior to 2021 $6,700 $6,964 $7,087 $7,291 $7,228 1

Multi-Family 31% Health Care Facilities 11%OfficeBuildings 10% Industrial Buildings 12% Business 18% Other 18% 3,500 3,000 2,500 2,000 12/12 12/13 12/14 12/15 3/16 19 ($ millions) • 32% fixed-rate, 68% variable and adjustable rate • CRE location mix: 84% located in TCF banking markets, 16% outside • Continue to look for strategic expansion opportunities that fit TCF’s profile • 4.30% quarterly average yield1 • No loans over 60-days delinquent 2 • Net charge-off (%): 2014 2015 1Q163 0.18% 0.05% (0.02)% • Working to maintain relationships with current customers, while selectively choosing new loans based on profitability and risk • Loans with classified risk ratings decreased from 10.4% at 4Q12 to 1.3% at 1Q16 Commercial $3.1 billion (18% of total loans and leases) 1 Annualized on a tax-equivalent basis 2 Excludes non-accrual and acquired loans 3 Annualized Commercial At March 31, 2016 YTD Originations $1,494 $1,558 $1,596 $1,875 $415 Portfolio Loans Serviced for Others $3,412 $3,165 $3,204 $3,225 $3,189

Leasing and Equipment Finance At March 31, 2016 5,000 4,000 3,000 2,000 1,000 0 12/12 12/13 12/14 12/15 3/16 Specialty Vehicles 28% Manufacturing 8% Medical 9% Construction 11% Golf Cart & Turf 10% Technology & Data Processing 7% Other 27% Portfolio Loans and Leases ($ millions) 1 Includes operating leases of $131.1 million at March 31, 2016 2 Source: The Monitor, 2015 Monitor Bank 50 3 Source: The Monitor, 2015 Monitor 100 • 14th largest bank-affiliated leasing company2 and 27th largest equipment finance/leasing company3 in the U.S. • Experienced management team • Uninstalled backlog of $499.3 million, up from $446.3 million at December 31, 2015 Leasing & Equipment Finance $4.0 billion (22% of total loans and leases) • 4.47% quarterly average yield4 • Over 60-days delinquency rate of 0.12%5 • Net charge-off (%): 2014 2015 1Q166 0.10% 0.13% 0.13% • 1Q16 fee revenue of $28.7 million, 25.5% of TCF total fees and other revenue 4 Annualized on a tax-equivalent basis 5 Excludes non-accrual loans and leases and acquired loans and leases 6 Annualized 20 1 YTD Originations $1,696 $1,730 $1,874 $1,969 $415 Serviced for Others $3,484 $3,679 $3,994 $4,290 $4,269

21 ($ millions) 1 Includes $33 million serviced for others 2 Annualized on a tax-equivalent basis 3 Excludes non-accrual loans 4 Annualized 2,500 2,000 1,500 1,000 500 0 12/12 12/13 12/14 12/15 3/16 Powersports 44% Lawn & Garden 30% Other 26% Inventory Finance At March 31, 2016 • 5.68% quarterly average yield2 • No loans over 60-days delinquent3 • Net charge-off (%): 2014 2015 1Q164 0.04% 0.07% 0.04% • Credit risk spread across more than 10,700 active dealers • Unique high yielding, high return business with a high barrier to entry and strong credit performance • Experienced management team • Operates in the U.S. and Canada • 100% variable-rate receivables • Balances impacted by seasonality - typically peak in 1Q Inventory Finance $2.7 billion (15% of total loans and leases) YTD Originations $5,161 $5,114 $5,454 $5,816 $1,805 Serviced for Others Portfolio Loans $1,617 $1,713 $1,922 $2,181 $2,7101

18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 2012 2013 2014 2015 YTD 1Q16 22 • Checking account attrition rate improved by 270 bps year-over-year • 94% of total deposits are insured by the FDIC • Average interest cost increased due to promotions for certificates of deposit • Provides long-term value as over 80% of promotional certificates of deposit customers also utilize additional TCF banking products 0.31% 0.26% 0.26% 0.30% 0.36% Average interest cost: Deposit Generation Average Balances ($ millions) Certificates of Deposit Money Market Savings Checking $13,160 $14,210 $14,943 $15,945 $16,885 Strategic Pillars Profitable Growth 2 Core Funding 4 13% 87% $250 thousand or greater Less than $250 thousand Period End Balance of Certificates of Deposit at March 31, 2016

• In February 2016, as part of extending our retail banking relationship with Jewel-Osco, announced plans to close 33 in-store branches in Chicago and replace them with full function, image-enabled ATMs • Opportunity to make the branch network more efficient as usage of ATMs and online and mobile banking have increased • Maintain a strong customer experience as customers will have most of their banking needs met via these image-enabled ATMs at the same convenient locations • By 2Q16, branch network reduction of over 20% since 2011 (closures expected to be completed in May 2016) • Closure of 37 branches in 2014 performed as anticipated • Will continue to invest in ways to increase operating leverage by enhancing branch, ATM and digital channels Branch and ATM Network Strategy 23 Branch Network Snapshot Strategic Pillars Operating Leverage Core Funding 4 3 Off-premise ATM Snapshot 450 300 150 0 4Q11 1Q16 2Q16 (Proj.) 434 376 343 500 400 300 200 100 0 4Q11 1Q15 1Q16 211 235 409

44% 19% 37% 41% 40% 19% Well Prepared for Changing Interest Rates 24 EARNING ASSETS DEPOSITS • Growth of short-term and variable rate loans positions TCF to benefit in a rising rate environment • Shorter duration of assets allows for optionality in changing rate environment • 81% of assets are variable/adjustable rate or short/medium duration fixed rate • 57% of loan and lease balances are expected to reprice, amortize or prepay in the next 12 months • 63% of deposits are low or no interest cost with an average balance of $10.6 billion and an average cost of two basis points for the first quarter of 2016 Variable & Adjustable Rate (Inventory Finance, Commercial, Consumer Real Estate, Investments) Fixed Rate - Long Duration (Securities, Consumer Real Estate) Fixed Rate - Short/Medium Duration (Commercial, Leasing, Auto Finance) Low Interest Cost No Interest Cost Other At March 31, 2016 Strategic Pillars Diversification 1 Profitable Growth 2

1 The regulatory capital ratios for 1Q16 are preliminary pending completion and filing of the Company’s regulatory reports 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share” slide 25 4Q15 1Q16 Common equity Tier 1 capital ratio1 10.00% 9.98% Tier 1 risk-based capital ratio1 11.54% 11.51% Total risk-based capital ratio1 13.71% 13.60% Tier 1 leverage ratio1 10.46% 10.33% Tangible common equity ratio2 8.79% 8.78% TCF FINANCIAL CORPORATION CAPITAL RATIOS • Maintained strong capital ratios as earnings accumulation supports asset growth • Common stock dividend of 7.5 cents per share declared on April 20, 2016 Capital

STRATEGIC PILLARS STATUS DIVERSIFICATION • No single asset class greater than 25% of loan and lease portfolio • Loan and lease diversification resulting in stabilization of credit quality PROFITABLE GROWTH • Strong loan and lease originations continue • Strong execution on loan sales • Strong net interest income despite competitive low interest rate environment OPERATING LEVERAGE • Focus on various expense initiatives • Expenses as a percentage of total average assets and average serviced for others portfolio continues to decline • Announced plans to close 33 in-store branches in Chicago CORE FUNDING • Preferred deposit composition primarily made up of low balance, retail deposits which have the highest liquidity value • Continued improvement in account attrition rates 1 2 3 4 Execution under a strong enterprise risk management and credit culture Summary 26

Appendix

Loan and Lease Diversification

TCF MAINTAINS A WELL-DIVERSIFIED LOAN AND LEASE PORTFOLIO

Business Unit	Consumer	Commercial	Leasing and Equipment Finance	Inventory Finance	Auto Finance
Type / Segment	Consumer real estate	Multi-family housing Retail services Office buildings Industrial buildings Health care facilities	Specialty vehicles Manufacturing Medical Construction Golf cart & Turf Technology & Data processing	Powersports Lawn & Garden	Primarily used autos
Geography	Local[1] National	Local[1]	National	National Canada	National
Rate	Fixed-rate Variable-rate	Fixed-rate Variable/adjustable-rate	Fixed-rate	Variable-rate	Fixed-rate
Average Loan & Lease Size	First Mortgages: $101,000 Junior Liens: $44,000	$2.4 million	$76,000	$250,000	$16,000
Estimated Weighted Average Life[2]	60 months	23 months	20 months	6 months	20 months
Collateral	Real estate	Real estate Other non-real estate assets	Equipment	Inventory	Vehicle

28

[1] TCF's branch footprint (IL, MN, MI, CO, WI, AZ, SD, IN)
[2] As of March 31, 2016; estimated weighted average life represents how many months it is expected to take to collect half of the outstanding principal

Loan and Lease Geographic Diversification At March 31, 2016 ($ millions) Consumer Real Estate Commercial Leasing and Equipment Finance Inventory Finance Auto Finance Other Total Minnesota $ 1,490.2 $ 731.6 $ 103.2 $ 93.9 $ 56.9 $ 6.1 $ 2,481.9 Illinois 1,215.8 504.2 164.5 76.3 110.1 4.4 2,075.3 California 850.5 40.9 553.1 81.5 464.9 — 1,990.9 Michigan 471.4 483.0 126.2 108.9 55.0 3.0 1,247.5 Wisconsin 261.6 466.4 60.8 88.4 28.6 0.9 906.7 Texas — 56.0 348.1 182.9 235.0 — 822.0 Colorado 304.3 193.9 66.2 25.6 52.8 4.0 646.8 Florida 55.6 65.7 195.4 125.3 150.2 — 592.2 Canada — — 1.2 534.0 — — 535.2 New York 23.2 14.2 241.8 79.1 121.8 0.1 480.2 Ohio 5.5 79.8 154.1 92.0 69.6 — 401.0 Pennsylvania 23.7 0.5 153.4 85.6 117.2 0.1 380.5 Georgia 36.2 27.3 103.7 58.8 98.3 — 324.3 North Carolina 1.5 22.9 136.1 71.9 91.1 — 323.5 New Jersey 35.1 4.5 152.8 32.0 92.5 — 316.9 Arizona 86.2 21.0 110.3 18.7 80.2 0.2 316.6 Washington 113.7 9.4 58.8 32.4 39.6 — 253.9 Indiana 20.2 49.3 79.5 62.7 39.0 — 250.7 Massachusetts 43.5 21.6 115.4 19.2 49.6 — 249.3 Virgina 33.7 4.8 85.6 47.8 74.4 — 246.3 Tennessee 2.2 45.6 68.0 51.8 59.9 — 227.5 Other 176.5 272.0 927.7 707.9 700.0 0.1 2,784.2 Total $ 5,250.6 $ 3,114.6 $ 4,005.9 $ 2,676.7 $ 2,786.7 $ 18.9 $ 17,853.4 29

1 When evaluating capital adequacy and utilization, management considers financial measures such as the tangible common equity ratio and tangible book value per common share. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – TANGIBLE COMMON EQUITY RATIO AND TANGIBLE BOOK VALUE PER COMMON SHARE1 30 ($ thousands, except per share data) Dec. 31, 2015 Mar. 31, 2016 Computation of tangible common equity ratio: Total equity $ 2,306,917 $ 2,368,841 Less: Non-controlling interest in subsidiaries 16,001 25,928 Total TCF Financial Corporation stockholders' equity 2,290,916 2,342,913 Less: Preferred stock 263,240 263,240 Goodwill 225,640 225,640 Other intangibles 3,126 2,760 Tangible common equity $ 1,798,910 $ 1,851,273 Total assets $ 20,689,609 $ 21,321,102 Less: Goodwill 225,640 225,640 Other intangibles 3,126 2,760 Tangible assets $ 20,460,843 $ 21,092,702 Tangible common equity ratio 8.79% 8.78% Computation of tangible book value per common share: Tangible common equity $ 1,798,910 $ 1,851,273 Common stock shares outstanding 169,844,464 170,604,689 Tangible book value per common share $ 10.59 $ 10.85

1 When evaluating capital adequacy and utilization, management considers financial measures such as return on average tangible common equity. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. 2 Annualized RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – RETURN ON AVERAGE TANGIBLE COMMON EQUITY1 31 ($ thousands) QTD Mar. 31, 2016 Computation of return on average tangible common equity: Net income available to common stockholders $ 43,199 Other intangibles amortization, net of tax 235 Adjusted net income available to common stockholders $ 43,434 Average balances: Total equity $ 2,327,005 Less: Non-controlling interest in subsidiaries 19,224 Total TCF Financial Corporation stockholders' equity 2,307,781 Less: Preferred stock 263,240 Goodwill 225,640 Other intangibles 2,966 Average tangible common equity $ 1,815,935 Return on average tangible common equity2 9.57%